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                                                                                          AMERICAN FOUNDATION LIFE INSURANCE COMPANY

ANNUITY APPLICATION                                                               P.O. BOX 10648    BIRMINGHAM, ALABAMA   35202-0648
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 1.  OWNER   NAME, STREET, CITY, STATE, ZIP CODE
                                                                  / / Male    Birthdate (MO./DAY/YR.)            /           /

                                                                  / / Female  Tax ID/Social Security No.
                                                                                                                 ------ ------
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 2.  JOINT OWNER  (IF ANY)  NAME, STREET, CITY, STATE,
     ZIP CODE
                                                                  / / Male    Birthdate (MO./DAY/YR.)            /           /

                                                                  / / Female  Tax ID/Social Security No.
                                                                                                                 ------ ------
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 3.  ANNUITANT (IF OTHER THAN OWNER) NAME, STREET,
     CITY, STATE, ZIP CODE
                                                                  / / Male    Birthdate (MO./DAY/YR.)            /           /

                                                                  / / Female  Tax ID/Social Security No.
                                                                                                                 ------ ------
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 4.  PRIMARY BENEFICIARY  NAME, ADDRESS, RELATIONSHIP,            7. PLAN TYPE - CHECK ALL THAT APPLY
     SS# & PERCENTAGE                                                / /  Non-Qualified   / /  1035 Exchange
                                                                     / /  IRA Transfer    / /  IRA Rollover
                                                                     / /  IRA             / /  IRA Direct Rollover
                                                                     / /  _____________   / /  TSA Direct Rollover
                                                                          (OTHER)

     CONTINGENT BENEFICIARY  (IF ANY)                                If IRA deposit includes deductible contributions, please
                                                                     complete:
                                                                     $            Amount             Previous Tax Year
                                                                      ------------       ------------
                                                                     $            Amount             Current Tax Year
                                                                      ------------       ------------
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 5.  TOTAL PURCHASE PAYMENT:  $ ____________                      8. DOLLAR COST AVERAGING
 6.  PURCHASE PAYMENT ALLOCATION:  Select the allocation for      Transfer the amount indicated below   (MINIMUM $100)
 your purchase payments.  You may change your allocation for      / / Monthly    / / Quarterly  ______ Months (MINIMUM 12 MONTHS)
 future purchase payments. (MAXIMUM OF 10 FUND SELECTIONS,
 PLEASE.)                                                         Day of Month________________ (1ST - 28TH , PLEASE)
              TOTAL ALLOCATION MUST EQUAL 100%
 GOLDMAN SACHS/PIC          MFS                                   FROM SOURCE FUND:  __________________  AMT $_______
 ___% Growth  & Income      ___% Emerging Growth                  To Destination Fund    Amt         To Destination Fund        Amt
 ___% International Equity  ___% Research                         -------------------    ---         -------------------        ---
 ___% Global Income         ___% Growth with Income
 ___% CORE U.S. Equity      ___% Total Return                                            $                                 $
 ___% Small Cap Value                                             -------------------     -------    -------------------    ------
 ___% Money Market          OPPENHEIMER                                                  $                                 $
 ___% Capital Growth        ___% Aggressive Growth                -------------------     -------    -------------------    ------
                            ___% Growth                                                  $                                 $
 CALVERT                    ___% Growth & Income                  -------------------     -------    -------------------    ------
 ___% Small Cap Growth      ___% Strategic Bond                                          $                                 $
 ___% Balanced                                                    -------------------     -------    -------------------    ------
                                                                                         $                                 $
 MODEL PORTFOLIOS                                                 -------------------     -------    -------------------    ------
 ___% Growth Portfolio (COUNTS AS 6 FUND SELECTIONS)
 ___% Balanced Portfolio (COUNTS AS 6 FUND SELECTIONS)           -------------------------------------------------------------------
 ___% Capital Appreciation Portfolio (COUNTS AS 4 FUND            9. OTHER ANNUITIES: Have you purchased other American Foundation
      SELECTIONS)                                                 Life Insurance Company Annuities this calendar year?
                                                                  / /  Yes    / /  No
 AMERICAN FOUNDATION LIFE GUARANTEED ACCOUNTS
 ___% Fixed Account         Rate Lock:   / / Yes      / / No     -------------------------------------------------------------------
 ___% DCA Fixed Account     Rate Lock:   / / Yes      / / No      10. REPLACEMENT:  Will this annuity change or replace any
     (FOR DOLLAR COST AVERAGING ONLY)                             existing life insurance or annuity?
                                                                      / /  Yes  / /  No
                                                                  If yes, indicate company name and policy number in
                                                                  Special Remarks section on reverse side.
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AF-2013                                                                                                                         7/97
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 12. SYSTEMATIC WITHDRAWAL
 Please withdraw the amounts indicated below to commence on: ___________________ (A MINIMUM PURCHASE PAYMENT OF $12,000 IS REQUIRED
 TO START THE PROGRAM.)                                           (MO./YR.)

 $          from the                      Fund                    $          from the                      Fund
  ----------          --------------------                         ----------          --------------------
 $          from the                      Fund                    $          from the                      Fund
  ----------          --------------------                         ----------          --------------------

 / / Monthly                       / / Withhold
 / / Quarterly                     / / Do not withhold Federal Income taxes
 (MINIMUM $100)                    AMERICAN FOUNDATION LIFE IS REQUIRED TO WITHHOLD FEDERAL INCOME TAXES UNLESS YOU ELECT OTHERWISE.

 / /  I wish to utilize DIRECT DEPOSIT (PLEASE ATTACH A VOIDED CHECK WITH COMPLETE BANK NAME AND ADDRESS)
 / /  Make check payable to:                                     (IF DIFFERENT FROM OWNER)
                             ------------------------------------
 / /  Mail check to: (IF DIFFERENT FROM OWNER'S ADDRESS)  STREET                      CITY            STATE          ZIP
                    ----------------------------------------------------------------------------------------------------------------

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 13. AUTOMATIC PURCHASE
 / / I authorize the Company to collect the amount indicated by initiating automatic deductions from my account.
     (PLEASE ATTACH A VOIDED CHECK OR SAVINGS WITHDRAWAL TICKET.)
     Billing Mode:         / / Monthly   / / Quarterly   / / Semi-Annual   / / Annual

     Please make Purchase Payments to my contract in the amount of $_______________   (MINIMUM $100)
     to commence during the month of                      .
                                     ---------------------

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 14. PROSPECTUS                                                   SPECIAL REMARKS:

 / / I have received a current prospectus.
 / / I have not received a current prospectus.

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 AUTHORIZATION AND ACKNOWLEDGMENT:  I (We) declare to the best of my (our) knowledge and belief that all of the answers herein are complete and true.  I (We) agree that this Application shall be part of my (our) Contract issued by the Company.  Applicants utilizing the Systematic Withdrawal or Automatic Purchase Option agree that if any debit/transfer is erroneously received by the bank indicated on their voided check, or is not honored upon presentation, any accumulation units purchased may be cancelled, and
 I (We) agree to hold the Company harmless from any loss due to such debit/transfer.  I (WE) UNDERSTAND THAT ANNUITY PAYMENTS,
 WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.


 Signed At:                                                       Date:
           -----------------------------------------------------       -------------------------------------------------------------

 Signature of                                                     Signature of
 Owner:                                                           Joint Owner:
       ---------------------------------------------------------              ------------------------------------------------------

 Signature of
 Annuitant: (IF OTHER THAN OWNER)                                 Witness:
                                 -------------------------------          ----------------------------------------------------------

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 AGENT REPORT:  I certify to the best of my knowledge and belief that the annuity being applied for:
                / /  does     / /  does not replace or change any other annuity or insurance.

 Agent's Signature:                                               Print Agent's Name:
                   ---------------------------------------------                     -----------------------------------------------

 Broker/Dealer Name:                                              Agent Number:
                    --------------------------------------------               -----------------------------------------------------

 Branch:                                                          Phone No.
        --------------------------------------------------------           ---------------------------------------------------------

 Client Account No:
                   ---------------------------------------------

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AF-2013                                                                                                                         7/97
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